UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 11, 2020

QAD Inc.

_____________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	0-22823	77-0105228
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Innovation Place, Santa Barbara, California 93108

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(805) 566-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.001 par value	QADA	NASDAQ Global Select Market
Class B Common Stock, $0.001 par value	QADB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                                                                       ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 11, 2020, QAD Inc. (the "Company" or "we" or "our") held its annual meeting of stockholders (the "Annual Meeting"). Presented below are the voting results for the proposals submitted to our stockholders at the Annual Meeting, which are further described in the Company's Definitive Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 23, 2020, the relevant portions of which are incorporated herein by reference.

At the Annual Meeting, the presence, in person or by proxy, of stockholders holding at least a majority of the voting power of our outstanding Class A common stock ("Class A Stock") and outstanding Class B common stock ("Class B Stock") constituted a quorum for the transaction of business. Each share of Class A Stock has one-twentieth (1/20th) of a vote and each share of Class B Stock has one (1) vote. As of the record date of April 16, 2020 (the "Record Date"), the issued and outstanding voting securities of the Company were as follows:

1.	17,108,846 shares of Class A Stock, equivalent to 855,442 votes outstanding;

2.	3,321,002 shares of Class B Stock, equivalent to 3,321,002 votes outstanding; and

3.	20,429,848 total shares outstanding, equivalent to 4,176,444 votes entitled to be cast.

Present or represented by valid proxy at the Annual Meeting on a combined basis of Class A Stock and Class B Stock were 19,102,229 shares, which represented 93.50% of shares outstanding, equivalent to 3,974,891 votes representing 95.17% of votes outstanding and entitled to to be cast as of the Record Date. Therefore, a quorum was present for the purposes of the Annual Meeting.

Proposal 1	Election of Directors

The stockholders elected six directors to serve until the annual meeting of stockholders in 2021 with the following vote:

CLASS A AND CLASS B COMMON STOCK VOTING TOGETHER

Nominee	Votes For	Votes Withheld
Scott J. Adelson	3,537,215	136,318
Anton Chilton	3,456,424	217,109
Kathleen M. Crusco	3,658,542	14,991
Peter R. van Cuylenburg	3,635,387	38,146
Pamela M. Lopker	3,430,405	243,128
Lee D. Roberts	3,635,496	38,037

Proposal 2	Advisory Vote on Executive Compensation

The non-binding advisory resolution approving the compensation of the Company's named executive officers, commonly referred to as "say-on-pay", was approved with the following vote:

CLASS A AND CLASS B COMMON STOCK VOTING TOGETHER

For	Against	Abstain	Broker Non-votes
3,645,100	27,928	505	301,358

Proposal 3	Appointment of KPMG LLP as Independent Registered Public Accounting Firm

The appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2021 was ratified with the following vote:

CLASS A AND CLASS B COMMON STOCK VOTING TOGETHER

For	Against	Abstain	Broker Non-votes
3,969,737	4,890	264	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2020	QAD Inc.

By: /s/ Daniel Lender
Daniel Lender
Chief Financial Officer

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